Exhibit 99.1

Company Contact:

Michael W. Katz

President and CEO

E Com Ventures, Inc.

954-335-9030

E COM VENTURES, INC. ANNOUNCES NASDAQ COMPLIANCE NOTICE

Sunrise, FL June 30, 2008 — E Com Ventures, Inc. (NASDAQ: ECMV) announced today that on June 26, 2008 it received confirmation from the Nasdaq Stock Market (“Nasdaq”) that the Company’s previously disclosed non-compliance with Nasdaq’s filing requirements for continued listing resulting from the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended February 2, 2008, has been cured. The Company filed this Annual Report on Form 10-K on June 6, 2008.

This press release may include information presented which contains forward-looking information, including statements regarding the strategic direction of the Company Some of these statements, including those that contain the words “anticipate,” “believe,” “plan,” “estimate,” “expect,” “should,” “intend,” and other similar expressions, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements of those of our industry to be materially different from any future results, performance or achievements expressed or implied by those forward-looking statements. Among the factors that could cause actual results, performance or achievement to differ materially from those described or implied in the forward-looking statements are our ability to service our obligations, our ability to comply with the covenants in our credit facility, general economic conditions including a decrease in discretionary spending by consumers, competition, changes in or the lack of anticipated changes in the regulatory environment in various countries, the consummation of the previously announced merger with Model Reorg, Inc., our ability to integrate the Model Reorg business and operations into ours, the ability to raise additional capital to finance expansion, the risks inherent in new product and service introductions and the entry into new geographic markets and other factors included in our filings with the Securities and Exchange Commission.